                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                     SCUDDER RREEF REAL ESTATE FUND II, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                     (SCUDDER LOGO)
                                                     280 PARK AVENUE
                                                     NEW YORK, NEW YORK
                                                     10017
                                                     (800) 349-4281
                                                     MAY 11, 2005

Scudder RREEF Real Estate Fund, Inc.
Scudder RREEF Real Estate Fund II, Inc.

To the Stockholders:

     The Annual Meetings of Stockholders of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc. (each, a "Fund" and collectively, the "Funds") are to be held at 1:00 p.m. and 1:15 p.m., respectively, Eastern time, on Wednesday, June 29, 2005 at the offices of Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), 27th Floor, 345 Park Avenue, New York, New York 10154. Stockholders who are unable to attend the meeting of their Fund are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Notice of Annual Meeting of Stockholders, a joint Proxy Statement regarding the Annual Meetings, a proxy card for your vote at the Annual Meetings and a postage prepaid envelope in which to return your proxy or proxies are enclosed.

     At the Annual Meetings, the stockholders of each Fund will elect that Fund's Directors as set forth in the Notice of Annual Meeting of Stockholders and as explained in the joint Proxy Statement. There will also be an opportunity to discuss matters of interest to you as a stockholder. Your Fund's Directors recommend that you vote in favor of the nominees for Director, as applicable to the class of shares you hold.

     In addition, we are pleased to announce that the Boards of Directors of the Funds have authorized the Investment Manager to implement an open-market repurchase program. Under the program, each Fund may purchase shares of its common stock in open-market transactions from time to time, at the discretion of the Funds' Investment Manager and RREEF America L.L.C (the "Investment Advisor"). The Investment Manager and Advisor believe that the program may offer the Funds, which primarily invest in REIT pooled investment vehicles, an additional investment opportunity by purchasing the Funds' shares at a discount to the underlying REIT share values, which themselves may at times represent an additional discount to the REITs' underlying property values. The program also provides the Investment Manager and Advisor with flexibility to repurchase shares in an effort to address the discount to net asset value at which shares of each Fund may trade. The amount and timing of repurchases will be at the discretion of the Investment Manager and Advisor for each Fund, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. Under the program, the earliest that any shares of the Funds could be repurchased is May 31, 2005.

     Your vote is very important to us. Thank you for your response and for your continued investment.

                                          Respectfully,

                                          (-s- Joseph R. Hardiman)

                                          Joseph R. Hardiman
                                          Chairman of the Boards

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THEIR FUND ARE URGED TO SIGN THE PROXY CARD (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                      Scudder RREEF Real Estate Fund, Inc.
                    Scudder RREEF Real Estate Fund II, Inc.

                    Notice Of Annual Meeting of Stockholders

     Please take notice that the Annual Meeting of Stockholders of each of Scudder RREEF Real Estate Fund, Inc., a Maryland corporation, ("RREEF I"), and Scudder RREEF Real Estate Fund II, Inc., a Maryland corporation ("RREEF II"), (each a "Fund," and collectively the "Funds") will be held at the offices of Deutsche Asset Management, Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, June 29, 2005 at 1:00 p.m. and 1:15 p.m., respectively, Eastern time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL STOCKHOLDERS:

Proposal I:                      To consider and vote upon the election of
                                 Messrs. Joseph R. Hardiman and Richard J.
                                 Herring as Class II Directors of each Fund, each to hold office for a term of three years and until his respective successor has been duly elected and qualifies.

MATTERS TO BE VOTED ON ONLY BY HOLDERS OF PREFERRED STOCK:

Proposal II:                     To consider and vote upon the election of
                                 Graham E. Jones as a Class II Director of each
                                 Fund to hold office for a term of three years and until his successor has been duly elected and qualifies.

Proposal III: (RREEF I ONLY)     To consider and vote upon the election of
                                 William N. Shiebler as a Class III Director of the Fund to hold office until the 2006 Annual
                                 Meeting of Stockholders and until his successor has been duly elected and qualifies.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meetings or any postponements or adjournments thereof. Holders of record of shares of a Fund at the close of business on April 25, 2005 are entitled to vote at the Annual Meeting of their Fund and any postponements or adjournments thereof.

                                          By order of the Boards of Directors,

                                          [-s- John Millette]
                                          John Millette,
                                          Secretary

                                          May 11, 2005

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) (UNLESS YOU ARE AUTHORIZING YOUR PROXY BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND RETURN IT OR THEM IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE FUNDS THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. INSTRUCTIONS FOR SIGNING THE PROXY CARD ARE LISTED IN APPENDIX B OF THIS JOINT PROXY STATEMENT. ALTERNATIVELY, YOU CAN AUTHORIZE YOUR PROXY BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE ENCLOSED PROXY CARD(S). IF YOU CAN ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                      Scudder RREEF Real Estate Fund, Inc.
                    Scudder RREEF Real Estate Fund II, Inc.

JOINT PROXY STATEMENT

GENERAL

     This joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of Scudder RREEF Real Estate Fund, Inc., a Maryland corporation ("RREEF I"), and Scudder RREEF Real Estate Fund II, Inc., a Maryland corporation ("RREEF II"), (each, a "Fund" and collectively, the "Funds") for use at the Annual Meeting of Stockholders of each Fund, to be held at the offices of Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, June 29, 2005 at 1:00 p.m. and 1:15 p.m., respectively, Eastern time, and at any postponements or adjournments thereof (collectively, the "Meeting").*

     This joint Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card(s) are first being mailed to stockholders on or about May 12, 2005, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to 1) revoke it in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary at Two International Place, Boston, Massachusetts 02110) to the applicable Fund. Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the proposals referred to in the Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies' discretion on any other matters as may properly come before the Meeting.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If a proposal is to be voted on by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes," if any, will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     The election of a Director of each Fund requires the affirmative vote of a majority of the shares of the Fund's stock outstanding and entitled to vote thereon. Abstentions and broker non-votes, if any, will have the effect of a vote against the election of a Director.

     Holders of record of shares of each Fund at the close of business on April 25, 2005 (the "Record Date") will be entitled to one vote per share on each matter to which they are entitled to vote at the Meeting and any postponements or adjournments thereof.

     On the Record Date, the following number of shares were issued and outstanding for each class and series of each Fund:

     For RREEF I:

                                                              ISSUED AND
SHARES                                                        OUTSTANDING
------                                                        -----------
Common Stock................................................  16,149,757
Series A Preferred Stock....................................       3,200
Series B Preferred Stock....................................       3,200

---------------

*Each Annual Meeting is a separate meeting but they are referred to in this joint Proxy Statement together for simplicity as the Meeting.

     For RREEF II:

                                                              ISSUED AND
SHARES                                                        OUTSTANDING
------                                                        -----------
Common Stock................................................  39,389,389
Series A Preferred Stock....................................       2,800
Series B Preferred Stock....................................       2,800
Series C Preferred Stock....................................       2,800
Series D Preferred Stock....................................       2,800
Series E Preferred Stock....................................       2,800

     At the Meeting, common stockholders of each Fund will have equal voting rights (i.e., one vote per share) with each Fund's preferred stockholders as to matters on which they are entitled to vote. The preferred stockholders of each Fund will vote together with common stockholders of each Fund as a single class on Proposal I. Only the preferred stockholders of each Fund, voting in each case as a separate class, will vote on Proposal II and only the preferred stockholders of RREEF I, voting as a separate class, will vote on Proposal III.

     Each Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may request an additional copy of the annual report for a Fund for the fiscal period ended December 31, 2004 without charge, by calling 800-349-4281, writing to the Fund at 345 Park Avenue, New York, New York 10154, or visiting the Funds' website at www.cef.scudder.com.

PROPOSALS I, II AND III: ELECTION OF DIRECTORS

     Persons named as proxies on the accompanying proxy card(s) intend, in the absence of contrary instructions, (i) with respect to the holders of common stock and preferred stock of each Fund, to vote all proxies "FOR" the election of the two nominees indicated in Proposal I and listed in "Information Concerning Nominees" as Directors of each of the Funds; (ii) with respect to the holders of preferred stock of each Fund, to vote all proxies "FOR" the election of the nominee indicated in Proposal II and listed in "Information Concerning Nominees" as a Director of each Fund; and (iii) with respect to the holders of preferred stock of RREEF I, to vote all proxies "FOR" the election of the nominee indicated in Proposal III and listed in "Information Concerning Nominees" as a Director of RREEF I. If elected, Messrs. Hardiman, Herring and Jones will each serve for a term of three years and until their respective successors have been duly elected and qualify. If elected, Mr. Shiebler will serve as a Director for RREEF I until the 2006 Annual Meeting of Stockholders of RREEF I and until his successor is duly elected and qualifies. Mr. Shiebler currently serves as a director of both RREEF I and RREEF II, having been elected in 2004 by the Board of Directors of each Fund to replace a resigning Director. However, the Bylaws of RREEF I as then in effect provided that a Director elected to fill a Board seat vacated by another Director served until the next Annual Meeting of Stockholders. (The Bylaws of RREEF II provide that a Director elected to fill a Board seat vacated by another Director serves the remainder of the full term of the class in which the vacancy occurred and, therefore, Mr. Shiebler is not being proposed for re-election for RREEF II at this Annual Meeting.)

     All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors of the applicable Fund to replace any such nominee. For election of Directors at the Meeting, the Board of Directors of the applicable Fund has approved the nomination of the individuals listed on the following table.

     The table below summarizes the voting rights of the holders of common stock and preferred stock for each proposal.

                                                                   COMMON   PREFERRED
PROPOSALS                                                          SHARES    SHARES
---------                                                          ------   ---------
1.   Election of two Class II Directors by all stockholders of       X          X
     each Fund (Joseph R. Hardiman and Richard J. Herring
     nominated for each Fund)....................................
2.   Election of one Class II Director by the holders of                        X
     preferred stock of each Fund (Graham E. Jones nominated for each Fund)..................................................
3.   (RREEF I ONLY) Election of one Class III Director by the                   X
     holders of preferred stock of RREEF I (William N. Shiebler nominated)..................................................

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information concerning each of the nominees for Director of each Fund. Each of the nominees is now a Director of each Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Boards of Directors have approved the nomination of the individuals listed in the following table.

CLASS II -- INDEPENDENT NOMINEES* TO SERVE UNTIL 2008 ANNUAL MEETINGS OF
STOCKHOLDERS:

                                                                         AGGREGATE
                                                                       DOLLAR RANGE      NUMBER OF
                                                                         OF EQUITY       FUNDS IN
                                                                     SECURITIES IN ALL   THE FUND
                                                     DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
                                                       OF EQUITY      BY THE DIRECTOR    OVERSEEN
NAME, DATE OF BIRTH,        PRINCIPAL OCCUPATION     SECURITIES IN      IN THE FUND       BY THE        OTHER DIRECTORSHIPS
ADDRESS AND TITLE          DURING THE PAST 5 YEARS   EACH FUND(1)      COMPLEX(1)(2)     DIRECTOR        HELD BY DIRECTOR
--------------------      -------------------------  -------------   -----------------   ---------   -------------------------
Joseph R. Hardiman        Private Equity Investor     None            Over $100,000         51       Director, Broadwing
  5/27/37                 (January 1997 to                                                           Corporation(3) (optical
  c/o Deutsche Asset      present); Formerly,                                                        networking equipment and
  Management              President and Chief                                                        network services) (July
  Mail Stop BAL01-1806    Executive Officer, The                                                     2000 to present); Brown
  One South Street        National Association of                                                    Investment Advisory &
  Baltimore, MD 21202     Securities Dealers, Inc.                                                   Trust Company (investment
  Chairman since          and The NASDAQ Stock                                                       advisor) (February 2001
  2004 -- RREEF I         Market, Inc. (1987-1997);                                                  to present); The Nevis
  2004 -- RREEF II        Chief Operating Officer                                                    Fund (registered
  Director since          of Alex. Brown & Sons                                                      investment company) (July
  2002 -- RREEF I         Incorporated (now                                                          1999 to present); and ISI
  2003 -- RREEF II        Deutsche Bank Securities                                                   Family of Funds
                          Inc.) (1985- 1987);                                                        (registered investment
                          General Partner, Alex.                                                     companies -- 4 funds
                          Brown & Sons Incorporated                                                  overseen) (March 1998 to
                          (now Deutsche Bank                                                         present).
                          Securities Inc.) (1976-
                          1985).
Richard J. Herring        Jacob Safra Professor of    None            Over $100,000         51       Director, Lauder
  2/18/46                 International Banking and                                                  Institute of
  c/o Deutsche Asset      Professor, Finance                                                         International Management
  Management              Department, The Wharton                                                    Studies (since July
  Mail Stop BAL01-1806    School, University of                                                      2000); Co-Director,
  One South Street        Pennsylvania (since July                                                   Wharton Financial
  Baltimore, MD 21202     1972).                                                                     Institutions Center
  Director since                                                                                     (since July 2000) and
  2002 -- RREEF I                                                                                    Vice Dean and Director,
  2003 -- RREEF II                                                                                   Wharton Undergraduate
                                                                                                     Division (July 1995-June
                                                                                                     2000).
Graham E. Jones**         Senior Vice President,      RREEF II        Over $100,000         51       Trustee, 3 open-end
  1/31/33                 BGK Properties, Inc.        $10,001-                                       mutual funds managed by
  c/o Deutsche Asset      (commercial real estate)    $50,000                                        Weiss, Peck & Greer
  Management              (since 1995).                                                              (since 1985) and Trustee
  Mail Stop BAL01-1806                                                                               of 7 open-end mutual
  One South Street                                                                                   funds managed by Sun
  Baltimore, MD 21202                                                                                Capital Advisers, Inc.
  Director since                                                                                     (since 1998).
  2002 -- RREEF I
  2003 -- RREEF II

CLASS III -- INTERESTED(4) NOMINEE TO SERVE UNTIL 2006 ANNUAL MEETINGS OF STOCKHOLDERS (FOR RREEF I):

                                                                             AGGREGATE
                                                                           DOLLAR RANGE      NUMBER OF
                                                                             OF EQUITY       FUNDS IN
                                                                         SECURITIES IN ALL   THE FUND
                          PRESENT OFFICE WITH THE FUND;  DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
                               BUSINESS EXPERIENCE         OF EQUITY      BY THE DIRECTOR    OVERSEEN
NAME, DATE OF BIRTH,        DURING THE PAST 5 YEARS;     SECURITIES IN      IN THE FUND       BY THE        OTHER DIRECTORSHIPS
ADDRESS AND TITLE              OTHER DIRECTORSHIPS       EACH FUND(1)      COMPLEX(1)(2)     DIRECTOR        HELD BY DIRECTOR
--------------------      -----------------------------  -------------   -----------------   ---------   -------------------------
William N.                Vice-Chairman of Deutsche          None         Over $100,000         128      Director/Officer Scudder
  Shiebler(4)***          Asset Management and Chairman                                                  Mutual Funds (Chicago
  2/6/42                  of Scudder Investments since                                                   Board -- 76 Funds
  c/o Deutsche Asset      March 10, 2005; Chief                                                          overseen) (since 2004).
  Management, Inc.        Executive Officer in the
  345 Park Avenue         Americas for DeAM, Inc.
  New York, NY 10154      (2002-2004); member of the
  Director since          DeAM, Inc. Global Executive
  2004 -- RREEF I         Committee (since 2002); Vice
  2004 -- RREEF II        Chairman of Putnam
                          Investments, Inc. (1999);
                          Director and Senior Managing
                          Director of Putnam
                          Investments, Inc. and
                          President, Chief Executive
                          Officer, and Director of
                          Putnam Mutual Funds Inc.
                          (1990-1999).

---------------

  * Director or Nominee for Director who is "independent" according to Section 121A of American Stock Exchange listing standards and who is not an "interested" person of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

 ** To be elected only by the holders of preferred stock of each of RREEF I and RREEF II.

***  To be elected only by the holders of preferred stock of RREEF I.

 (1) The dollar ranges are: None, $1 -- $10,000, $10,001 -- $50,000,
     $50,001 -- $100,000, over $100,000. Within four years of a Director's appointment or election to the Board, the Director intends to own more than $250,000 in total of the funds overseen by the Board in the Fund Complex, valued at the time of purchase and inclusive of deferred compensation. All fund holdings information is as of December 31, 2004.

 (2) The total number of funds in the Fund Complex is 185.

 (3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

 (4) Director considered by the Fund to be an "interested person" (which as used in this proxy statement is as defined in the 1940 Act) because of his affiliation with the Fund's investment manager, DeAM, Inc.

INFORMATION CONCERNING CONTINUING DIRECTORS

     The Board of Directors for each Fund is divided into three classes. The terms of Classes I and III Directors do not expire this year, with the exception of the term of William N. Shiebler as a Class III Director of RREEF I. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

CLASS III -- CONTINUING INDEPENDENT DIRECTORS TO SERVE UNTIL 2006 ANNUAL MEETINGS OF STOCKHOLDERS:

                                                                         AGGREGATE
                                                                       DOLLAR RANGE      NUMBER OF
                                                                         OF EQUITY       FUNDS IN
                                                                     SECURITIES IN ALL   THE FUND
                                                     DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
                             BUSINESS EXPERIENCE       OF EQUITY      BY THE DIRECTOR    OVERSEEN
NAME, DATE OF             DURING THE PAST 5 YEARS;   SECURITIES IN      IN THE FUND       BY THE        OTHER DIRECTORSHIPS
BIRTH, ADDRESS AND TITLE     OTHER DIRECTORSHIPS     EACH FUND(1)      COMPLEX(1)(2)     DIRECTOR        HELD BY DIRECTOR
------------------------  -------------------------  -------------   -----------------   ---------   -------------------------
Rebecca W. Rimel          President and Chief            None         Over $100,000         51       None
  4/10/51                 Executive Officer, The
  c/o Deutsche Asset      Pew Charitable Trusts
  Management              (charitable foundation)
  Mail Stop BAL01-1806    (1994 to present);
  One South Street        Executive Vice President,
  Baltimore, MD 21202     The Glenmede Trust
  Director since          Company (investment trust
  2002 -- RREEF I         and wealth management)
  2003 -- RREEF II        (1983 to 2002).
Philip Saunders, Jr.      Principal, Philip              None         Over $100,000         51       None
  10/11/35                Saunders Associates
  c/o Deutsche Asset      (economic and financial
  Management              consulting) (since
  Mail Stop BAL01-1806    November 1988).
  One South Street
  Baltimore, MD 21202
  Director since
  2002 -- RREEF I
  2003 -- RREEF II
William N. Searcy         Private Investor (since        None         Over $100,000         51       Trustee of 7 open-end
  9/3/46                  October 2003). Formerly,                                                   mutual funds managed by
  c/o Deutsche Asset      Pension & Savings Trust                                                    Sun Capital Advisers,
  Management              Officer, Sprint                                                            Inc. (since October
  Mail Stop BAL01-1806    Corporation(3)                                                             1998).
  One South Street        (telecommunications)
  Baltimore, MD 21202     (November 1989-September
  Director since          2003).
  2002 -- RREEF I
  2003 -- RREEF II

CLASS I -- CONTINUING INDEPENDENT DIRECTORS TO SERVE UNTIL 2007 ANNUAL MEETINGS OF STOCKHOLDERS:

                                                                         AGGREGATE
                                                                       DOLLAR RANGE      NUMBER OF
                                                                         OF EQUITY       FUNDS IN
                                                                     SECURITIES IN ALL   THE FUND
                                                     DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
                                                       OF EQUITY      BY THE DIRECTOR    OVERSEEN
NAME, DATE OF BIRTH,        PRINCIPAL OCCUPATION     SECURITIES IN      IN THE FUND       BY THE        OTHER DIRECTORSHIPS
ADDRESS AND TITLE          DURING THE PAST 5 YEARS   EACH FUND(1)      COMPLEX(1)(2)     DIRECTOR        HELD BY DIRECTOR
--------------------      -------------------------  -------------   -----------------   ---------   -------------------------
Richard R. Burt           Chairman, Diligence            None         Over $100,000         54       Member of the Board,
  2/3/47                  (information and                                                           Hollinger International,
  c/o Deutsche Asset      security) (September 2002                                                  Inc.(3) (publishing)
  Management              to present); Chairman,                                                     (September 1995 to
  Mail Stop BAL01-1806    IEP Advisors, Inc. (July                                                   present); UBS Mutual
  One South Street        1998 to present);                                                          Funds (formerly known as
  Baltimore, MD 21202     Formerly, Partner,                                                         Brinson and Mitchell
  Director since          McKinsey & Company                                                         Hutchins families of
  2002 -- RREEF I         (consulting) (1991-1994);                                                  funds) (registered
  2003 -- RREEF II        US Chief Negotiator in                                                     investment companies)
                          Strategic Arms Reduction                                                   (September 1995 to
                          Talks (START) with former                                                  present); Member, Textron
                          Soviet Union; and US                                                       Inc.(3) International
                          Ambassador to the Federal                                                  Advisory Council (1996 to
                          Republic of Germany                                                        present).
                          (1985-1991).
S. Leland Dill            Retired. Formerly,             None         Over $100,000         51       Trustee, Phoenix Euclid
  3/28/30                 Partner, KPMG Peat                                                         Market Neutral Fund
  c/o Deutsche Asset      Marwick (June 1956-June                                                    (registered investment
  Management              1986).                                                                     company  -- 1 portfolio
  Mail Stop BAL01-1806                                                                               overseen) (since May
  One South Street                                                                                   1998); and Phoenix Funds
  Baltimore, MD 21202                                                                                (registered investment
  Director since                                                                                     companies -- 25
  2002 -- RREEF I                                                                                    portfolios overseen)
  2003 -- RREEF II                                                                                   (since May 2004).
Martin J. Gruber          Nomura Professor of            None         Over $100,000         51       Trustee (since January
  7/15/37                 Finance, Leonard N. Stern                                                  2000) and Chairman of the
  c/o Deutsche Asset      School of Business, New                                                    Board (since February
  Management              York University (since                                                     2004), CREF (pension
  Mail Stop BAL01-1806    September 1964).                                                           fund); Director, Japan
  One South Street                                                                                   Equity Fund, Inc. (since
  Baltimore, MD 21202                                                                                January 1992), Thai
  Director since                                                                                     Capital Fund, Inc. (since
  2002 -- RREEF I                                                                                    January 2000) and
  2003 -- RREEF II                                                                                   Singapore Fund, Inc.
                                                                                                     (since 2000) (registered
                                                                                                     investment companies).

CLASS III -- CONTINUING INTERESTED(4) DIRECTOR TO SERVE UNTIL 2006 ANNUAL MEETINGS OF STOCKHOLDERS (FOR RREEF II):

                                                                             AGGREGATE
                                                                           DOLLAR RANGE      NUMBER OF
                                                                             OF EQUITY       FUNDS IN
                                                                         SECURITIES IN ALL   THE FUND
                          PRESENT OFFICE WITH THE FUND;  DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
                               BUSINESS EXPERIENCE         OF EQUITY      BY THE DIRECTOR    OVERSEEN
NAME, DATE OF BIRTH,        DURING THE PAST 5 YEARS;     SECURITIES IN      IN THE FUND       BY THE        OTHER DIRECTORSHIPS
ADDRESS AND TITLE              OTHER DIRECTORSHIPS       EACH FUND(1)      COMPLEX(1)(2)     DIRECTOR        HELD BY DIRECTOR
--------------------      -----------------------------  -------------   -----------------   ---------   -------------------------
William N. Shiebler(4)                                  See "Information Concerning Nominees" above
See "Information
  Concerning Nominees"
  above

---------------

(1) The dollar ranges are: None, $1 -- $10,000, $10,001 -- $50,000,
    $50,001 -- $100,000, over $100,000. Within four years of a Director's appointment or election to the Board, the Director intends to own more than $250,000 in total of the funds overseen by the Board in the Fund Complex, valued at the time of purchase and inclusive of deferred compensation. All fund holdings information is as of December 31, 2004.

(2) The total number of funds in the Fund Complex is 185.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Director considered by the Fund to be an "interested person" (which as used in this proxy statement is as defined in the 1940 Act) because of his affiliation with the Fund's investment manager, DeAM, Inc.

REQUIRED VOTE

     The election of a Class II Director under Proposal I requires the affirmative vote of the holders of a majority of the applicable Fund's shares of common stock and preferred stock outstanding and entitled to vote thereon, voting together as a single class. The election of the Class II Director under Proposal II requires the affirmative vote of the holders of a majority of the applicable Fund's shares of preferred stock outstanding and entitled to vote thereon. The election of the Class III Director under Proposal III requires the affirmative vote of the holders of a majority of RREEF I's preferred stock outstanding and entitled to vote thereon. THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPLICABLE NOMINEES.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund's officers and Directors, investment manager, investment advisor, affiliates of the fund's investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based on a review of reports filed by each Fund's Directors and officers, the investment manager, officers and directors of the investment manager and investment advisor, affiliated persons of the investment manager and the investment advisor and beneficial holders of 10% or more of each Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required for the fiscal period ended December 31, 2004 were timely, except John W. Vojticek filed a Form 3 Initial Holdings Report for each Fund late. Mr. Vojticek subsequently corrected this omission by making the necessary filings. As a convenience to the Directors, the Fund's investment manager assists them in making their Section 16 filings.

     As of the Record Date, one Director of the Funds, Mr. Jones, owned 3,130 shares of common stock of RREEF II representing less than 1% of the outstanding shares of the Fund's common stock. No other Director owned shares of the Funds.

     To the knowledge of each Fund, as of the Record Date, the following stockholders or "group" as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially or of record more than 5% of the relevant Fund's outstanding shares:

For RREEF I:

     UBS Financial Services Inc., 1200 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 3,446,660 shares of common stock representing 21.3% of the outstanding shares of the Fund's common stock. First Clearing, LLC 901 E. Byrd Street, Richmond, VA 23219 owned beneficially or of record 3,031,091 shares of common stock representing 18.8% of the outstanding shares of the Fund's common stock. Merrill Lynch, Pierce Fenner & Smith, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 1,886,010 shares of common stock representing 11.7%% of the outstanding shares of the Fund's common stock. Pershing LLC Securities Corporation, 1 Pershing Plaza, Jersey City, NJ 07399 owned beneficially or of record 1,651,702 shares of common stock representing 10.2%% of the outstanding shares of the Fund's common stock.

     UBS Financial Services Inc., 1200 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 1,877 shares of Series A of the preferred stock representing 58.7% of the outstanding shares of Series A of the Fund's preferred stock. JP Morgan Chase Bank, 14201 Dallas Parkway, Dallas, TX 75254 owned beneficially or of record 718 shares of Series A of the preferred stock representing 22.4% of the outstanding shares of Series A of the Fund's preferred stock. Merrill Lynch, Pierce Fenner & Smith, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 291 shares of Series A of the preferred stock representing 9.1% of the outstanding shares of Series A of the Fund's preferred stock.

     UBS Financial Services Inc., 1200 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 2,024 shares of Series B of the preferred stock representing 63.3% of the outstanding shares of Series B of the Fund's preferred stock. Wachovia Bank, N.A. -- Phila. Main, 530 Walnut Street, 1st Floor, Philadelphia, PA 19101 owned beneficially or of record 400 shares of Series B of the preferred stock representing 12.5% of the outstanding shares of Series B of the Fund's preferred stock. First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219 owned beneficially or of record 256 shares of Series B of the preferred stock representing 8.0% of the outstanding shares of Series B of the Fund's preferred stock.

For RREEF II:

     UBS Financial Services Inc., 1200 Harbor Blvd, Weehawken, NJ 07086 owned beneficially or of record 11,174,355 shares of common stock representing 28.4% of the outstanding shares of the Fund's common stock. Merrill Lynch, Pierce Fenner & Smith 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 7,263,060 shares of common stock representing 18.4% of the outstanding shares of the Fund's common stock. First Clearing, LLC 901 E. Byrd St., Richmond, VA 23219 owned beneficially or of record 5,706,375 shares of common stock representing 14.5% of the outstanding shares of the Fund's common stock.

     UBS Financial Services Inc., 1200 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 1,780 shares of Series A of the preferred stock representing 63.6% of the outstanding shares of Series A of the Fund's preferred stock. Merrill Lynch, Pierce Fenner & Smith, 4 Corporate Place, Piscataway, NJ 07302 owned beneficially or of record 378 shares of Series A of the preferred stock representing 13.5% of the outstanding shares of Series A of the Fund's preferred stock. Wells Fargo Brokerage Services, LLC 608 Second Avenue South, 5th Floor, Minneapolis, MN 55479 owned beneficially or of record 220 shares of Series A of the preferred stock representing 7.9% of the outstanding shares of Series A of the Fund's preferred stock. First Clearing, LLC 901 E. Byrd St., Richmond, VA 23219 owned beneficially or of record 192 shares of Series A of the preferred stock representing 6.9% of the outstanding shares of Series A of the Fund's preferred stock. Pershing LLC Securities Corporation, 1 Pershing Plaza, Jersey City, NJ 07399 owned beneficially or of record 186 shares of Series A of the preferred stock representing 6.6% of the outstanding shares of Series A of the Fund's preferred stock.

     UBS Financial Services Inc., 1200 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 1,978 shares of Series B of the preferred stock representing 70.6% of the outstanding shares of Series B of the Fund's preferred stock. First Clearing, LLC 901 E. Byrd St., Richmond, VA 23219 owned beneficially or of record 295 shares of Series B of the preferred stock representing 10.5% of the outstanding shares of Series B of the Fund's preferred stock. Pershing LLC Securities Corporation, 1 Pershing Plaza, Jersey City, NJ 07399 owned beneficially or of record 232 shares of Series B of the preferred stock representing 8.3% of the outstanding shares of Series B of the Fund's preferred stock.

     UBS Financial Services Inc., 1200 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 1,164 shares of Series C of the preferred stock representing 41.6% of the outstanding shares of Series C of the Fund's preferred stock. Merrill Lynch, Pierce, Fenner & Smith, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 879 shares of Series C of the preferred stock representing 31.4% of the outstanding shares of Series C of the Fund's preferred stock. First Clearing, LLC 901 E. Byrd St., Richmond, VA 23219 owned beneficially or of record 269 shares of Series C of the preferred stock representing 9.6% of the outstanding shares of Series C of the Fund's preferred stock. Pershing LLC Securities Corporation, 1 Pershing Plaza, Jersey City, NJ 07399 owned beneficially or of record 237 shares of Series C of the preferred stock representing 8.5% of the outstanding shares of Series C of the Fund's preferred stock.

     UBS Financial Services Inc., 1200 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 1,630 shares of Series D of the preferred stock representing 58.2% of the outstanding shares of Series D of the Fund's preferred stock. Pershing LLC Securities Corporation, 1 Pershing Plaza, Jersey City, NJ 07399 owned beneficially or of record 469 shares of Series D of the preferred stock representing 16.8% of the outstanding shares of Series D of the Fund's preferred stock. Merrill Lynch, Pierce Fenner & Smith, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 348 shares of Series D of the preferred stock representing 12.4% of the outstanding shares of Series D of the Fund's preferred stock. First Clearing, LLC 901 E. Byrd St., Richmond, VA 23219 owned beneficially or of record 268 shares of Series D of the preferred stock representing 9.6% of the outstanding shares of Series D of the Fund's preferred stock.

     UBS Financial Services Inc., 1200 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 972 shares of Series E of the preferred stock representing 34.7% of the outstanding shares of Series E of the Fund's preferred stock. Merrill Lynch, Pierce, Fenner & Smith, 101 Hudson Street, 9th Floor, Jersey City, NJ 07302 owned beneficially or of record 600 shares of Series E of the preferred stock representing 21.4% of the outstanding shares of Series E of the Fund's preferred stock. Merrill Lynch, Pierce Fenner & Smith, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 488 shares of Series E of the preferred stock representing 17.4% of the outstanding shares of Series E of the Fund's preferred stock. First Clearing, LLC 901 E. Byrd St., Richmond, VA 23219 owned beneficially or of record 341 shares of Series E of the preferred stock representing 12.2% of the outstanding shares of Series E of the Fund's preferred stock. Pershing LLC Securities Corporation, 1 Pershing Plaza, Jersey City, NJ 07399 owned beneficially or of record 260 shares of Series E of the preferred stock representing 9.3% of the outstanding shares of Series E of the Fund's preferred stock.

BOARD MEETINGS -- COMMITTEES OF THE BOARDS OF DIRECTORS

     The Board of Directors of each Fund met 13 times during the fiscal year ended December 31, 2004. Each Director attended at least 75% of all meetings of the Boards of Directors and of all meetings of committees of the Boards on which he or she served as a regular member. As of December 31, 2004, each Board of Directors has an Audit Committee, an Expenses/Operations Committee, an Equity Oversight Committee, a Fixed Income Oversight Committee, a Legal/Regulatory/Compliance Committee, a Marketing/Distribution/ Shareholder Service Committee, a Nominating and Governance Committee and a Valuation Committee. The responsibilities of each Committee are described below.

AUDIT COMMITTEE

     The Audit Committee of each Board of Directors appoints independent auditors for each Fund; determines the compensation paid to the independent auditors for each Fund; reviews with management and the independent auditors the results of all audits and any reviews, and related matters, including the independent auditors' audit of each Fund's annual financial statements and its report thereon; and performs such other tasks as the full Board deems necessary or appropriate. Each Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S. Leland Dill (Chairperson), Richard J. Herring, Graham E. Jones, Philip Saunders, Jr. and William N. Searcy. Each member of the Audit Committee is "independent" as defined in Section 121(A) of the listing standards of the American Stock Exchange, on which the common stock of each Fund is listed. The Audit Committee for each Fund met seven times during the fiscal period ended December 31, 2004. The Audit Committee of each Board of Directors has adopted a written charter which is attached to this joint Proxy Statement as Appendix A.

     At a meeting held on October 28, 2003, the Audit Committees of RREEF I and of RREEF II appointed PricewaterhouseCoopers LLP ("PwC") to act as independent accountants for each Fund for the fiscal year ended December 31, 2004. Each Fund's financial statements for the fiscal year ended December 31, 2004 were audited by PwC. The following table sets forth the aggregate fees billed for professional services rendered by PwC:

FUND                   FISCAL YEAR ENDED     AUDIT FEES   TAX FEES   AUDIT -- RELATED FEES   ALL OTHER FEES
----                   -----------------     ----------   --------   ---------------------   --------------
RREEF I..............  December 31, 2003      $48,400      $9,820              $0               $21,500
                       December 31, 2004      $52,900      $8,105            $185                    $0
RREEF II.............  December 31, 2003(1)   $68,400      $7,720              $0                    $0
                       December 31, 2004      $52,900      $8,105            $185                    $0

---------------

(1) Fund commenced operations in August 2003.

     The fees disclosed under the caption "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation. The fees disclosed under the caption "All Other Fees" were billed for services provided pursuant to agreed upon procedures relating to the Fund's issuance of preferred stock.

     The following table shows the aggregate amount of fees that PwC billed during the Funds' last two fiscal years for non-audit services rendered to the Funds, DeAM, Inc., the Funds' investment manager, and any entity controlling, controlled by or under common control with DeAM, Inc. that provides ongoing services to the Funds (the "Affiliated Service Providers").

     For engagements with PwC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Funds, the Advisor and any Affiliated Service Provider that related directly to the Funds' operations and financial reporting.

                                                        TOTAL NON-AUDIT FEES
                                                       BILLED TO ADVISER AND
                                                      AFFILIATED FUND SERVICE       TOTAL NON-AUDIT
                                                       PROVIDERS (ENGAGEMENTS    FEES BILLED TO ADVISER
                                         TOTAL        RELATED DIRECTLY TO THE     AND AFFILIATED FUND
                       FISCAL YEAR   NON-AUDIT FEES   OPERATIONS AND FINANCIAL   SERVICE PROVIDERS (ALL
                          ENDED      BILLED TO FUND    REPORTING OF THE FUND)      OTHER ENGAGEMENTS)     TOTAL OF (A), (B)
                       DECEMBER 31        (A)                   (B)                       (C)                  AND (C)
                       -----------   --------------   ------------------------   ----------------------   -----------------
RREEF I..............     2003          $31,320                  $0                    $3,967,000            $3,998,320
                          2004          $ 8,105                  $0                    $  253,272            $  261,377
RREEF II.............     2003          $ 7,720                  $0                    $3,967,000            $3,974,720
                          2004          $ 8,105                  $0                    $  253,272            $  261,377

     In accordance with pre-approval procedures approved by the Audit Committee, the engagement of auditors to provide audit or non-audit services to the Funds is required to be approved by the Funds' Audit Committee or by the Audit Committee Chairman prior to the commencement of any such engagement. Further, the auditors are required to report to the Audit Committee at each of its regular meetings all Fund services initiated since the last report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Committee.

     Pursuant to "Procedures for Engagement of Independent Auditors for Audit and Non-Audit Services," approved by each Fund's Board of Directors, pre-approval procedures for the engagement of the auditors to provide any Fund services or any Fund-related services are as follows: (1) a written request addressed to the Audit Committee is prepared detailing the proposed engagement with an explanation as to why the work is proposed to be performed by the auditors and (2) if time reasonably permits, the request is included in the meeting materials for the upcoming Committee meeting where the Committee will discuss the proposed engagement and approve or deny the request. Should the request require more immediate action, the written request will be e-mailed, faxed or otherwise delivered to the Audit Committee, followed by a telephone call to the Chair of the Audit Committee. The Chair of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chair's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

     The Audit Committee for each Fund requested and received information from PwC about any non-audit services that PwC rendered during the Fund's last fiscal year to DeAM, Inc. and any Affiliated Service Provider. The Committee considered this in evaluating PwC's independence. Each Fund's Audit Committee gave careful consideration to the non-audit related services provided by PwC to: (1) each Fund, (2) DeAM, Inc. and (3) entities controlling, controlled by or under common control with DeAM that provide ongoing services to the Funds. Based in part on certain representations and information provided by PwC, the Audit Committee determined that the provision of these services was compatible with maintaining PwC's independence.

     Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

AUDIT COMMITTEE REPORTS FOR SCUDDER RREEF REAL ESTATE FUND, INC. AND SCUDDER RREEF REAL ESTATE FUND II, INC.

     The Audit Committee of each of RREEF I and RREEF II has provided the following report separately for each Fund:

     In connection with the audited financial statements as of and for the period ended December 31, 2004 included in each Fund's Annual Report (the "Annual Report"), at a meeting held on February 24, 2005, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent accountants provided to the Committee the written disclosure and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with representatives of the independent accountants their firm's independence.

     The members of each Audit Committee of each Board of Directors are not professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, each Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of that Fund that the audited financial statements be included in the Fund's Annual Report.

     Submitted by the Audit Committee of each Fund's Board of Directors: S. Leland Dill, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr. and William N. Searcy.

NOMINATING AND GOVERNANCE COMMITTEE

     The Nominating and Governance Committee, comprised of all of the Independent Directors of each Fund, with Rebecca W. Rimel serving as Chairperson, seeks and reviews candidates for consideration as nominees for membership on the Board and recommends committee assignments and responsibilities to the Board. The Nominating and Governance Committee for each Fund met three times during the fiscal year ended December 31, 2004. On February 4, 2005, the Independent Directors nominated the Directors presented in this proxy statement. The Board of Directors has adopted a written charter for the Nominating and Governance Committee, dealing exclusively with the Committee's nominating functions. A current copy of the Nominating and Governance Committee Charter is not available on the Funds' website but was included as Appendix B to the joint Proxy Statement for the 2004 Annual Meeting of Stockholders of the Funds.

     While the Committee is solely responsible for the selection and recommendation of candidates to the Board, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Funds.

     Stockholder nominations shall be made pursuant to timely notice delivered in writing to the Secretary of the Funds. To be timely, any such notice by a stockholder of a Fund must be delivered to or mailed and received at the principal executive offices of the Funds not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice of such meeting is first made.

     Any such notice by a stockholder shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director
(A) the name, age, business address and residence address of such person, (B) the class, series and number of shares, if any, of the capital stock of the Fund which are beneficially owned by such person, (C) whether such stockholder believes such person is, or is not, an "interested person" of the Fund, as such term is defined in the 1940 Act and information that is sufficient, in the discretion of the Board of Directors or any Committee thereof or any authorized person of the Fund, to make such determination and (D) all other information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors (even if an election contest is not involved) or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor regulation thereto (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and whether any person intends to seek reimbursement from the Fund of the expenses of any solicitation of proxies should such person be elected a Director of the Fund) and each Fund's Bylaws; and (ii) as to the stockholder giving the notice, (A) the name and address, as they appear on the Fund's books and the current name and address, if different and (B) the class, series and number of shares of the capital stock of the Fund which are beneficially owned. Other than as described above and in its charter, the Nominating and Governance Committee has not adopted a formal process for identifying and evaluating director nominees.

     The Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are a prerequisite for a candidate to possess. The Committee shall take into consideration such factors as it deems appropriate, including factors outlined in the Committee's charter in considering candidates. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

     Any stockholder wishing to make any inquiries of the Boards of Directors should address such inquiries in writing (by certified mail, return receipt requested) to the Secretary of the Funds. Communications should be sent to the Board of Directors of RREEF Real Estate Fund, Inc. or RREEF Real Estate Fund II, Inc. c/o John Millette, Secretary to the Fund, Two International Place, Boston, Massachusetts 02110.

     Directors are invited to all stockholder meetings and are encouraged to attend stockholder meetings when these meetings coincide with meetings of the Boards of Directors. Effective as of April 2, 2004, the Board of Directors of each Fund has established a policy that at least one Director shall attend all stockholder meetings.

Five Directors personally attended the 2004 annual meetings of stockholders for RREEF I and RREEF II, at which the only proposal considered was the election of directors.

VALUATION COMMITTEE

     The Valuation Committee is authorized to act for the Boards of Directors in connection with the valuation of the Funds' securities and other assets held by each Fund in accordance with each Fund's Valuation Procedures. Messrs. Gruber, Herring and Saunders (Chairperson) are currently members of the Valuation Committee, with Messrs. Burt, Dill, Hardiman, Jones and Searcy and Ms. Rimel as alternates. The Valuation Committee met on behalf of each Fund six times during the fiscal year ended December 31, 2004.

EXPENSES/OPERATIONS COMMITTEE

     Each Board has an Expenses/Operations Committee (formerly, the Operations Committee), comprised of only Independent Directors. The Operations Committee, which met on behalf of each Fund four times during the fiscal year ended December 31, 2004, oversaw the operations of the Funds, such as reviewing each Fund's administrative fees and expenses, custody and transfer agency agreements, credit facilities, closed-end fund auctions and insurance. In December 2004, the Board of each Fund formed the Expenses/Operations Committee, which includes the functions of the Operations Committee together with the additional functions of monitoring the Funds' total operating expense levels, overseeing the provision of administrative services to the Funds and overseeing the Funds' policies with respect to brokerage allocation, and the advisers' and sub-advisers' implementation of such policies. Currently, the members of the Expenses/Operations Committee are Messrs. Dill, Hardiman (Acting Chairperson), Saunders and Searcy. The Expenses/Operations Committee met on behalf of each Fund one time during the fiscal year ended December 31, 2004.

EQUITY OVERSIGHT COMMITTEE

     Each Board has an Equity Oversight Committee, comprised of only Independent Directors, which oversees the investment activities of the Funds. Currently, the members of the Equity Oversight Committee are Messrs. Burt, Gruber (Chairperson), Hardiman, Herring and Saunders. The Equity Committee met on behalf of each Fund five times during the fiscal year ended December 31, 2004.

FIXED INCOME OVERSIGHT COMMITTEE

     Each Board has a Fixed Income Oversight Committee, comprised of only Independent Directors, which oversees the investment activities of the fixed income funds. Currently, the members of the Fixed Income Oversight Committee are Ms. Rimel and Messrs. Dill, Jones and Searcy (Chairperson). The Fixed Income Committee met on behalf of each Fund five times during the fiscal year ended December 31, 2004.

LEGAL/REGULATORY/COMPLIANCE COMMITTEE

     Each Board has a Legal/Regulatory/Compliance Committee, comprised of only Independent Directors, which oversees the significant legal affairs of the Funds and general compliance matters relating to the Funds. Currently, the members of the Legal/Regulatory/Compliance Committee are Ms. Rimel (Chairperson) and Messrs. Burt, Dill and Hardiman. The Legal/Regulatory/Compliance Committee met on behalf of each Fund one time during the fiscal year ended December 31, 2004.

MARKETING/DISTRIBUTION/SHAREHOLDER SERVICE COMMITTEE

     Each Board has a Marketing/Distribution/Shareholder Service Committee which oversees the quality and cost of shareholder services provided to the Funds and their shareholders, the Funds' distribution arrangements, Fund merger and liquidation transactions, and the organization of new Funds and share classes. Currently, the members of the Marketing/Distribution/Shareholder Service Committee are Ms. Rimel and Messrs. Burt, Gruber, Herring (Chairperson), Jones and Shiebler. The Marketing/ Distribution /Shareholder Service Committee met on behalf of each Fund one time during the fiscal year ended December 31, 2004.

OFFICERS OF THE FUND

     The following persons are officers of the Funds:

                            POSITION WITH THE FUND AND         BUSINESS EXPERIENCE AND DIRECTORSHIPS
NAME AND DATE OF BIRTH        LENGTH OF TIME SERVED                   DURING THE PAST 5 YEARS
----------------------      --------------------------  ----------------------------------------------------
Julian F. Sluyters........  President and Chief         Managing Director, Deutsche Asset Management (since
  7/14/60                   Executive Officer for the   May 2004); President and Chief Executive Officer of
                            Funds since 2004            The Germany Fund, Inc., The New Germany Fund, Inc.,
                                                        The Central Europe and Russia Fund, Inc., The Brazil
                                                        Fund, Inc., The Korea Fund, Inc., Scudder Global
                                                        High Income Fund, Inc. and Scudder New Asia Fund,
                                                        Inc. (since May 2004); President and Chief Executive
                                                        Officer, UBS Fund Services (2001-2003); Chief
                                                        Administrative Officer (1998-2001) and Senior Vice
                                                        President and Director of Mutual Fund Operations
                                                        (1991-1998) UBS Global Asset Management.
Kenneth Murphy............  Vice President and Anti-    Vice President, Deutsche Asset Management (2000-
  10/13/63                  Money Laundering            present). Formerly, Director, John Hancock Signature
                            Compliance Officer for      Services (1992-2001).
                            RREEF I, since 2002; for
                            RREEF II, since 2003
Paul H. Schubert..........  Chief Financial Officer     Managing Director, Deutsche Asset Management (since
  1/11/63                   for the Funds since 2004    July 2004). Formerly, Executive Director, Head of
                                                        Mutual Fund Services and Treasurer for UBS Family of
                                                        Funds at UBS Global Asset Management (1994-2004).
Charles A. Rizzo..........  Treasurer for RREEF I,      Managing Director, Deutsche Asset Management (since
  8/5/57                    since 2002; for RREEF II,   April 2004). Formerly, Director, Deutsche Asset
                            since 2003                  Management (April 2000 -- March 2004); Vice
                                                        President and Department Head, BT Alex. Brown
                                                        Incorporated (now Deutsche Bank Securities Inc.)
                                                        (1998-1999); Senior Manager, Coopers & Lybrand
                                                        L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).
John Millette.............  Secretary for the Funds     Director, Deutsche Asset Management (2002-present).
  8/23/62                   since 2003                  Formerly, Vice President, Deutsche Asset Management
                                                        (2000-2002); Assistant Vice President, Zurich
                                                        Scudder Investments (1999-2000).
Lisa Hertz................  Assistant Secretary for     Vice President, Deutsche Asset Management.
  8/21/70                   the Funds since 2004
Daniel O. Hirsch..........  Assistant Secretary for     Consultant. Formerly, Managing Director, Deutsche
  3/27/54                   the Funds since 2003        Asset Management (2002-2005) and Director, Deutsche
                                                        Global Funds Ltd. (2002-present). Formerly,
                                                        Director, Deutsche Asset Management (1999-2002);
                                                        Principal, BT Alex. Brown Incorporated (now Deutsche
                                                        Bank Securities Inc.) (1998-1999); Assistant General
                                                        Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).
Caroline Pearson..........  Assistant Secretary for     Managing Director, Deutsche Asset Management.
  4/01/62                   RREEF I, since 2002; for
                            RREEF II, since 2003
Bruce A. Rosenblum........  Assistant Secretary for     Director, Deutsche Asset Management (2002-present).
  9/14/60                   RREEF I, since 2002; for    Formerly, Vice President, Deutsche Asset Management
                            RREEF II, since 2003; and   (2000-2002); Partner, Freedman, Levy, Kroll &
                            Vice President for the      Simonds, law firm, (1997-1999).
                            Funds since 2003
Scott M. McHugh...........  Assistant Treasurer for     Director, Deutsche Asset Management.
  9/13/71                   the Funds since 2005
Salvatore Schiavone.......  Assistant Treasurer for     Director, Deutsche Asset Management.
  11/03/65                  the Funds since 2003
Kathleen Sullivan           Assistant Treasurer for     Director, Deutsche Asset Management. Formerly,
  D'Eramo.................  the Funds since 2003        Senior Vice President of Zurich Scudder Investments
  1/25/57                                               (2000-2002); Vice President of Zurich Scudder
                                                        Investments and predecessor companies (1995-2000).

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

     Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation from the Funds or any other fund in the fund complex that is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $112,000 for service as a Director of the Funds and of certain other funds overseen by the Board of Directors that are advised by the Investment Manager or its affiliates, an aggregate fee of $3,000 for each meeting of such funds attended and an aggregate fee of $1,000 for each telephonic meeting of such funds attended. The chairman of the Board receives an additional retainer of $12,000 annually. The chair of the Audit Committee receives an additional aggregate fee of $5,000 annually. All Directors are reimbursed for the expenses of attendance at such meetings. In the column in the following table headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by each Fund and such other funds that each Director serves or served. The Directors do not receive any pension or retirement benefits from the fund complex.

     The following Compensation Table provides, in tabular form, the following data:

     Column (1) All Directors who receive compensation from the Funds.

     Column (2) For RREEF I, aggregate compensation received by a Director from the Fund for the fiscal year ended December 31, 2004.

     Column (3) For RREEF II, aggregate compensation received by a Director from the Fund for the fiscal year ending December 31, 2004.

     Column (4) For RREEF I and II, total compensation from the Fund Complex for the fiscal year ended December 31, 2004.

              (1)                        (2)                 (3)                    (4)
                                       RREEF I            RREEF II
                                      AGGREGATE           AGGREGATE           RREEF I AND II
                                    COMPENSATION        COMPENSATION      TOTAL COMPENSATION FROM
                                  FROM THE FUND FOR   FROM THE FUND FOR    THE FUND COMPLEX FOR
                                   THE YEAR ENDED      THE YEAR ENDED      THE FISCAL YEAR ENDED
DIRECTOR                          DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004(3)(5)
--------                          -----------------   -----------------   -----------------------
Richard Burt....................       $1,759              $2,765                $198,370
S. Leland Dill..................       $1,743              $2,738                $155,500
Martin J. Gruber................       $1,507              $2,311                $136,000
Joseph R. Hardiman..............       $1,535(1)           $2,362(2)             $139,000(4)
Richard J. Herring..............       $1,525(1)           $2,345(2)             $138,000(4)
Graham E. Jones.................       $1,516              $2,328                $137,000
Rebecca W. Rimel................       $1,768(1)           $2,781(2)             $164,120(4)
Philip Saunders, Jr. ...........       $1,525(1)           $2,345(2)             $138,000(4)
William N. Searcy...............       $1,686              $2,636                $149,500
William N. Shiebler.............       $    0              $    0                $      0

---------------

(1) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $1,372, $739, $735 and $1,381, respectively, were deferred pursuant to a deferred compensation plan.

(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $2,499, $1,130, $1,122 and $2,120, respectively, were deferred pursuant to a deferred compensation plan.

(3) The total number of funds in the Fund Complex as of December 31, 2004 is 193.

(4) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, were deferred pursuant to a deferred compensation plan.

(5) Aggregate compensation reflects amounts paid to the Directors for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $31,120 for Mr. Burt, $3,000 for Mr. Dill, $3,000 for Mr. Gruber, $3,000 for Mr. Hardiman, $4,000 for Mr. Herring, $3,000 for Mr. Jones, $31,120 for Ms. Rimel,
     $4,000 for Mr. Saunders and $2,000 for Mr. Searcy. These meeting fees were borne by the funds in the Fund Complex.

     None of the Independent Directors or their family members had any interest in DeAM, Inc., RREEF America L.L.C ("RREEF" or the "Investment Advisor"), or any person directly or indirectly controlling, controlled by, or under common control with DeAM or RREEF as of December 31, 2004, except for holdings described under "Information Concerning Nominees."

     DeAM, Inc., supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of each Fund, and receives a management fee for its services. Several of the Funds' Officers and Directors are also officers, directors or employees of DeAM, Inc. (see "The Investment Manager and Advisor"), although the Funds make no direct payments to them.

THE INVESTMENT MANAGER AND ADVISOR

     DeAM, Inc., with headquarters at 345 Park Avenue, New York, New York 10154, is the Funds' investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Funds' Boards of Directors, the Investment Manager is responsible for managing the Funds' affairs and supervising all aspects of the Funds' operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients. The Investment Manager is part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

     Pursuant to an Investment Advisory Agreement with DeAM, Inc., RREEF, with headquarters at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Funds' investment advisor. Subject to the general supervision of the Funds' Boards of Directors and the Investment Manager, RREEF is responsible for managing the investment operations of each Fund and the composition of each Fund's holdings of securities and other investments. RREEF was formed in 1975 and provides a full range of advisory services to primarily institutional clients, including corporate and public pension plans, foundations and endowments, Taft-Hartley funds, and private and public investment companies. RREEF, with corporate offices in Chicago, San Francisco and New York, is managed by more than 20 principals with an average of over 20 years of investment experience and employs approximately 150 real estate professionals. RREEF operates as a division of DB Real Estate, the global real estate investment management arm of Deutsche Asset Management*, which is the global investment management business of Deutsche Bank AG. DB Real Estate is one of the largest advisers of combined real property and real estate securities globally with more than 250 professionals and 2,000 employees worldwide.

OTHER MATTERS

     The Boards of Directors do not know of any matters to be brought before the Meeting other than those mentioned in this joint Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any postponement or adjournment thereof in accordance with their discretion.

---------------

* Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas and Scudder Trust Company.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Funds or personnel of DeAM, Inc. The Funds have retained Georgeson Shareholder Communications Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $9,500 per Fund, plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Funds' officers or Georgeson, in person or by telephone, will be borne by the Funds. The Funds will reimburse banks, brokers, and other persons holding the Funds' shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

     If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-800-905-7281. Any proxy given by a stockholder is revocable until voted at the Meeting.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Annual Meeting of Stockholders are not received by June 29, 2005, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast. The persons named as appointed proxies on the enclosed proxy card(s) will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made.

     If a quorum is not present at the Meeting, the stockholders entitled to vote at the Meeting, present in person or represented by proxy, will have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, to a date not more than 120 days after the original record date, until a quorum is present or represented. At such adjourned meeting, at which a quorum is present or represented, any business which might have been transacted at the original Meeting may be transacted.

     The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

STOCKHOLDER PROPOSALS

     Each of the Fund's current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the applicable Fund, John Millette, c/o Deutsche Asset Management, Inc., Two International Place, Boston, Massachusetts, 02110, not less than 90 nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2006 Annual Meeting must be received by the Secretary of the applicable Fund on or after January 12, 2006, and prior to February 11, 2006. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the applicable Fund's 2006 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the applicable Fund must receive it on or before January 12, 2006. All nominations and proposals must be in writing and must conform to the requirements of the Bylaws of the applicable Fund.

                                          By order of the Boards of Directors,

                                          [-s- John Millette]
                                          John Millette,
                                          Secretary

Two International Place
Boston, Massachusetts 02110
May 11, 2005

                                                                      APPENDIX A

                             SCUDDER NEW YORK BOARD
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

  ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Audit Committee (the "Committee") of the board of each fund (the "Fund") advised by Deutsche Asset Management or one of its affiliates listed on Schedule A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to review (1) the Fund's financial reporting process, (2) the Fund's system of internal control, (3) the Fund's audit process, and (4) the Fund's process for monitoring adherence with investment restrictions and applicable laws and regulations. In performing its duties, the Committee shall maintain effective working relationships with the Fund's Board of Trustees ("Board"), management and independent accountants.

  MEMBERSHIP AND MEETING REQUIREMENTS

     The Committee shall have a minimum of five members and shall otherwise be composed of that number of members as the Board shall determine from time to time. The members of the Committee shall not be interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940. Each Committee member must also meet the independence requirements set forth in Section 121A of the American Stock Exchange Company Guide (the "AMEX Guide"), as applicable to closed-end funds. No Committee member shall accept any consulting, advisory, or compensatory fees from the Fund or management, other than the stipulated fees from the Fund for serving as members and Trustees. Additionally, each member of the Committee shall be able to read and understand fundamental financial statements. At least one member of the Committee shall be financially sophisticated, as such term is defined in Section 121B(2)(a)(ii) of the AMEX Guide. The Committee shall elect a Chairperson, who shall preside over Committee meetings.

     The Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, as described in this Charter, including at least annually in connection with issuance of the Fund's audited financial statements. One-third of the Committee members shall constitute a quorum for purposes of convening any meeting. The Committee shall meet with the Fund's independent accountants at least once annually outside the presence of the Fund's management representatives.

  SPECIFIC RESPONSIBILITIES AND POWERS

     The Committee shall:

          1. Be responsible for approving, and recommending to the Board for ratification, the appointment, retention or termination of the independent accountants, or of any other public accounting firm engaged for the purpose of providing audit, review or attest services for the Fund, for determining the compensation paid to the independent accountants, and for overseeing the independent accountants (including the resolution of any disagreements between the accountants and management regarding the Fund's financial reporting).

2. Be required to approve in advance any proposal for audit or non-audit services,(1) as required by applicable law, rule or regulation. The Committee is authorized to delegate pre-approval responsibilities

---------------

     (1) The Committee shall not approve non-audit services that may not be provided by an independent auditor under SEC Regulation S-X. Currently, prohibited non-audit services include: (a) certain bookkeeping or other services related to Fund accounting records or financial statements;
         (b) certain financial information systems design and implementation;
         (c) certain appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) certain actuarial services; (e) certain internal audit outsourcing services; (f) management functions or human resources; (g) broker, dealer, investment advisory or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

          to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee's next regularly scheduled meeting. From time to time, the Committee shall establish the maximum period in advance of a service that approval may be granted.

          3. Evaluate the independent accountants' performance, costs, organizational capability and independence from management. The Committee will request from the independent accountants a formal written statement delineating relationships between the independent accountants and a Fund (and the Fund's investment advisors and their affiliates) consistent with current independence standards, will actively engage in dialogue with the accountants regarding any such relationships, will recommend that the Board take appropriate action in response to the accountants' report to satisfy itself of the accountants' independence, and will otherwise evaluate the accountants' independence. The Committee shall also request assurances from the independent accountants that the accountants are conforming with all provisions of applicable rules and regulations of the Securities and Exchange Commission.

          4. Review with management and the independent accountants the results of all audits and any reviews, and related comments including:

             (a) The independent accountants' audit of the Fund's annual financial statements and their report thereon, including any significant audit findings;

             (b) The independent accountants' reasoning in accepting or questioning significant estimates by management;

             (c) The independent accountants' views as to the adequacy of disclosures in the Fund's financial statements in relation to generally accepted accounting principles;

             (d) Any significant difficulties or disputes with management encountered during the course of the audit;

             (e) Any significant changes to the audit plan;

             (f) The independent accountants' report on internal controls; and

             (g) Any other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

          5. Review, in consultation, as appropriate, with the independent accountants and Fund service providers:

             (a) The adequacy of the internal controls and disclosure controls and procedures, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities and fair valuation processes);

             (b) The adequacy of internal controls at Fund service providers employed on behalf of a Fund, including significant comments contained in auditors' reports on those controls; and

             (c) Findings and recommendations of the independent accountants and any internal auditor on internal controls maintained by the Fund and/or their service providers, together with responses of the appropriate management, including the status of previous audit recommendations.

          6. Inquire of management and the independent accountants as to significant tax accounting policies elected by a Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes.

          7. If a Fund is a closed-end fund, consider and, if appropriate, recommend, the publication of the Fund's annual audited financial statements in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with management and the independent accountants.

          8. Instruct the independent accountants that they are ultimately accountable to the Board and the Committee, as the shareholders' representatives, that the Committee has the authority and responsibility to evaluate the independent accountants, and approve, and recommend to the Board for ratification, the selection and, where appropriate, the replacement of the independent accountants, and that the independent accountants must report directly to the Committee.

          9. Establish procedures for the receipt, retention and treatment of complaints that a Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Fund officers or employees and the Fund's investment manager or investment advisor (including sub-advisors, if any), administrator(s), principal underwriter or any other provider of accounting-related services regarding questionable accounting or auditing matters related to the Fund.

          10. Perform such other duties and take such other actions as the Board shall authorize or direct from time to time.

          11. Review and reassess the adequacy of this Audit Committee Charter on an annual basis and propose any changes to the Board.

     Management of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the resources and authority to discharge its responsibilities, shall consult as it deems appropriate with Fund officers and service providers and may, at the Fund's expense, engage counsel, independent accountants, consultants or other experts to independently inquire into or investigate matters falling within the scope of this Charter.

  LIMITS ON THE ROLE OF THE COMMITTEE

     The function of the Committee is one of oversight. It is management's responsibility to maintain appropriate systems for accounting controls, internal controls and disclosure controls and procedures, and the independent accountants' responsibility to plan and carry out a proper audit. While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate. The Committee is also not responsible for determining whether the Fund's financial statements have been prepared in accordance with generally accepted accounting principles. The Committee may rely on the expertise and knowledge of management, the internal auditors, the independent accountants and counsel, advisors and experts in carrying out its oversight responsibilities. Management is responsible for determining that the Fund's financial statements are complete and accurate in accordance with generally accepted accounting principles and fairly represent the Fund's financial condition. Subject to the Committee's general oversight, management is responsible for the effectiveness of disclosure controls and procedures and internal controls and procedures for financial reporting. The independent accountants are responsible for auditing the Fund's financial statements. It is not the Committee's duty to conduct investigations, to assure the adequacy or effectiveness of the Fund's internal controls or disclosure procedures or to assure adherence with investment restrictions and other rules and regulations or the Fund's internal policies, procedures and controls.

  AMENDMENTS

     This Charter may be amended by a vote of a majority of the Board.

Adopted: August 21, 2004

                                                                      SCHEDULE A

SCUDDER ADVISOR FUNDS, and its series:
      Cash Management Fund Investment
      Tax Free Money Fund Investment
      NY Tax Free Money Fund Investment
      Treasury Money Fund Investment
      International Equity Fund -- Class A, B and C and Investment Class
      Mid Cap Growth Fund -- Class A, B, C, S and R and Investment Class and Institutional Class
      Lifecycle Mid Range Fund -- Investment Class
      Lifecycle Short Range Fund -- Investment Class
      Small Cap Growth Fund -- Class A, B, C, S, R and AARP and Investment Class PreservationPlus Income Fund -- A and C Shares and Investment Class
SCUDDER ADVISOR FUNDS II, and its series:
      EAFE Equity Index Fund -- Premier Class
      U.S. Bond Index Fund -- Premier Class
SCUDDER ADVISOR FUNDS III, and its series:
      Money Market Fund -- Investment Class
      Lifecycle Long Range Fund (formerly Asset Management
      Fund) -- Institutional Class, Investment Class
SCUDDER INSTITUTIONAL FUNDS, and its series:
      Cash Management Fund -- Institutional Class
      Cash Reserves Fund -- Institutional Class
      Treasury Money Fund -- Institutional Class
      International Equity Fund -- Institutional Class
      Equity 500 Index Fund -- Institutional Class, Investment Class
      Daily Assets Fund -- Institutional Class
      Commodity Securities Fund -- Class A, B, C, S and Institutional
SCUDDER INVESTMENT PORTFOLIOS, and its series:
      U.S. Bond Index Portfolio
      EAFE(R) Equity Index Portfolio
      PreservationPlus Portfolio
SCUDDER CASH MANAGEMENT PORTFOLIO
SCUDDER TREASURY MONEY PORTFOLIO
SCUDDER INTERNATIONAL EQUITY PORTFOLIO
SCUDDER EQUITY 500 INDEX PORTFOLIO

                                                                      SCHEDULE A

SCUDDER MG INVESTMENTS TRUST, and its series:
      International Select Equity Fund
      Fixed Income Fund
      Short Duration Fund
      Short-Term Municipal Bond Fund
      High Income Plus Fund
      Micro Cap Fund
      Total Return Bond Fund
SCUDDER INVESTMENTS VIT FUNDS, and its series:
      Equity 500 Index Fund
      EAFE Equity Index Fund
      Small Cap Index Fund
      Nasdaq -- 100 Index Fund
      Global Biotechnology Fund
      U.S. Bond Index Fund
      Real Estate Securities Portfolio
CASH RESERVE FUND, INC. (FORMERLY DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.), and its series:
      Prime Series
      Treasury Series
      Tax-Free Series
SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.
SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.
SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.
SCUDDER RREEF REAL ESTATE FUND, INC. (CLOSED-END FUND)
SCUDDER RREEF REAL ESTATE FUND II, INC. (CLOSED-END FUND)
SCUDDER RREEF SECURITIES TRUST, and its series:
      RREEF Real Estate Securities Fund
SCUDDER INVESTORS FUNDS, INC., and its series:
      Japanese Equity Fund

                                                                      APPENDIX B

                      INSTRUCTIONS FOR SIGNING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                     VALID SIGNATURES
------------                                                     ----------------
Corporate Accounts
(1)  ABC Corp. ..........................................  ABC Corp.
(2)  ABC Corp. ..........................................  John Doe, Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer.............................  John Doe
(4)  ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee

Trust Accounts
(1)  ABC Trust...........................................  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d 12/28/78......................................  Jane B. Doe

Custodial or Estate Accounts
(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr.
     UGMA................................................  John B. Smith
(2)  John B. Smith.......................................  John B. Smith, Jr., Executor

                           (SCUDDER INVESTMENTS LOGO)

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE


                     SCUDDER RREEF REAL ESTATE FUND II, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 29, 2005

The undersigned hereby appoints Abigail Bertumen, Lisa A. Hertz and John Millette, and each of them, as proxies of the undersigned, with the full power of substitution to each of them, to vote all shares of preferred stock of Scudder RREEF Real Estate Fund II, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scudder RREEF Real Estate Fund II, Inc. to be held at the offices of Deutsche Asset Management, Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, June 29, 2005 at 1:15 p.m., Eastern time, and at any adjournments thereof.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

                                   P R O X Y

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL
                       BE CAST FOR THE ITEM LISTED BELOW.

                                                                           WITHHOLD
                                                                          AUTHORITY
                                                                       to vote for the
                                              FOR the nominee              nominee
The election of one Director:                 listed at left           listed at left
NOMINEE:     CLASS II: Graham E. Jones              [ ]                       [ ]

The Proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments thereof. Receipt of the Notice of Annual Meeting and the Proxy Statement, dated May 11, 2005, is hereby acknowledged.

Please sign exactly as your name or names appear on this proxy card. Joint owners should EACH sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


------------------------------------------------
           (Signature of Stockholder)

------------------------------------------------
         (Signature of joint owner, if any)

Date _______________________________________, 2005

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE. NO POSTAGE IS REQUIRED.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

                     SCUDDER RREEF REAL ESTATE FUND II, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 29, 2005

The undersigned hereby appoints Abigail Bertumen, Lisa A. Hertz and John Millette, and each of them, as proxies of the undersigned, with the full power of substitution to each of them, to vote all shares of Scudder RREEF Real Estate Fund II, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scudder RREEF Real Estate Fund II, Inc. to be held at the offices of Deutsche Asset Management, Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, June 29, 2005 at 1:15 p.m., Eastern time, and at any adjournments thereof.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

                                   P R O X Y

INSTRUCTIONS FOR VOTING YOUR PROXY

The Fund encourages you to take advantage of a cost-effective, convenient way to vote your shares. You may vote your proxy 24 hours a day, 7 days a week using either a touch-tone telephone or the Internet. Your telephone or Internet vote must be received no later than 5:00 p.m. Eastern Time on June 28, 2005, and authorizes the proxies named on the proxy card below to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you vote by telephone or the Internet, do not return your proxy card by mail.

VOTE BY TELEPHONE Available only until 5:00 p.m. Eastern Time June 28, 2005.

o Call toll free 1-800-850-5356 on any touch-tone telephone to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.

VOTE BY INTERNET Available only until 5:00 p.m. Eastern Time June 28, 2005.

o Access the website at HTTP://PROXY.GEORGESON.COM to authorize the voting of your shares. You may access the site 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.

VOTE BY MAIL Must be received prior to the Annual Meeting.

o Please sign and date your proxy card and return it in the enclosed postage-paid envelope.



        COMPANY NUMBER                                    CONTROL NUMBER




                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

[X]     PLEASE MARK VOTES
        AS IN THIS EXAMPLE.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL
                       BE CAST FOR THE ITEM LISTED BELOW.

                                                                                                        WITHHOLD
                                                                         FOR all nominees               AUTHORITY
                                                                       listed at left (EXCEPT         to vote for all
                                                                        AS MARKED TO THE                nominees
The election of two Directors:                                           CONTRARY BELOW)               listed at left
NOMINEES:    CLASS II: Joseph R. Hardiman and Richard J. Herring               [ ]                           [ ]

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).

The Proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments thereof. Receipt of the Notice of Annual Meeting and the Proxy Statement, dated May 11, 2005, is hereby acknowledged.

Please sign exactly as your name or names appear on this proxy card. Joint owners should EACH sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


------------------------------------------------
           (Signature of Stockholder)

------------------------------------------------
        (Signature of joint owner, if any)

Date _______________________________________, 2005

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE. NO POSTAGE IS REQUIRED.